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                                                                 Exhibit 10.5


                             AMENDMENT NO. 1 TO THE
                         RECEIVABLES PURCHASE AGREEMENT


         This Amendment No. 1 (this "Amendment") to the Receivables Purchase Agreement dated as of September 1, 1995 (the "Purchase Agreement") by and among HOUSEHOLD REALTY CORPORATION, HOUSEHOLD FINANCE CORPORATION OF CALIFORNIA, HOUSEHOLD FINANCE CORPORATION II, HOUSEHOLD FINANCE CORPORATION III, HOUSEHOLD FINANCE INDUSTRIAL LOAN COMPANY, HOUSEHOLD FINANCE REALTY CORPORATION OF NEW YORK, HOUSEHOLD FINANCIAL CENTER INC., HOUSEHOLD FINANCE CORPORATION OF NEVADA, HOUSEHOLD FINANCE REALTY CORPORATION OF NEVADA, HOUSEHOLD INDUSTRIAL LOAN COMPANY OF KENTUCKY, HOUSEHOLD FINANCE INDUSTRIAL LOAN COMPANY OF IOWA, HOUSEHOLD FINANCE CONSUMER DISCOUNT COMPANY, HOUSEHOLD INDUSTRIAL FINANCE COMPANY and MORTGAGE ONE CORPORATION and any of their successors, (each individually, a "Seller" and collectively, the "Sellers"), HOUSEHOLD FINANCE CORPORATION OF ALABAMA, and HOUSEHOLD CONSUMER LOAN CORPORATION, a Nevada corporation ("HCLC"). All terms not otherwise defined herein shall have the meanings assigned such terms in the Purchase Agreement.

                                    RECITALS

         WHEREAS, the Sellers and HCLC are parties to the Purchase Agreement, pursuant to which from time to time the Sellers have sold Receivables to HCLC and pursuant to which Additional Credit Lines have been designated in accordance therewith;

         WHEREAS, Household Finance Corporation of Alabama wishes to sell Receivables to HCLC, and HCLC wishes to purchase Receivables originated by Household Finance Corporation of Alabama, in each case, under the same terms and conditions recited in the Purchase Agreement;

         WHEREAS, the Sellers under the Purchase Agreement desire that Household Finance Corporation of Alabama be included as a Seller under the Purchase Agreement;

         NOW, THEREFORE, in consideration of the mutual agreements herein the parties agree as follows to amend the Purchase Agreement to include Household Finance Corporation of Alabama as a Seller:

                                   AGREEMENT

         Section 1. Amendment to Definitions. The definitions of "Seller" and "Sellers" as found in the recitals and Section 1.1 of the Purchase Agreement are hereby amended by adding Household Finance Corporation of Alabama to the list of companies comprising Sellers.

         Section 2. Application of Amendment. Household Finance Corporation of Alabama will be deemed a party to the Purchase Agreement only as of and from the date of this Amendment. Household Finance Corporation of Alabama and HCLC shall have no
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rights, liabilities, claims or duties with respect to each other prior to the date of this Amendment.

         Section 3. Ratification of Agreement. The Receivables Purchase Agreement, as amended hereby, is in all respects ratified and confirmed.

         Section 4. Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS, WITHOUT REFERENCE TO ITS CONFLICTS OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         IN WITNESS WHEREOF, the Sellers, Household Finance Corporation of Alabama and HCLC have caused this Amendment to be executed as of August 1, 1997.

                          HOUSEHOLD REALTY CORPORATION
                          HOUSEHOLD FINANCE CORPORATION OF CALIFORNIA
                          HOUSEHOLD FINANCE CORPORATION II
                          HOUSEHOLD FINANCE CORPORATION III
                          HOUSEHOLD FINANCE INDUSTRIAL LOAN COMPANY
                          HOUSEHOLD FINANCE REALTY CORPORATION OF NEW YORK HOUSEHOLD FINANCIAL CENTER INC.
                          HOUSEHOLD FINANCE CORPORATION OF NEVADA
                          HOUSEHOLD FINANCE REALTY CORPORATION OF NEVADA HOUSEHOLD INDUSTRIAL LOAN COMPANY OF KENTUCKY HOUSEHOLD FINANCE INDUSTRIAL LOAN COMPANY OF IOWA HOUSEHOLD FINANCE CONSUMER DISCOUNT COMPANY HOUSEHOLD INDUSTRIAL FINANCE COMPANY
                          MORTGAGE ONE CORPORATION



                          By: /s/ B. B. Moss, Jr.
                              -------------------
                              B. B. Moss, Jr.

                          HOUSEHOLD FINANCE CORPORATION OF ALABAMA



                          By: /s/ B. B. Moss, Jr.
                              -------------------
                              B. B. Moss, Jr.


                          HOUSEHOLD CONSUMER LOAN CORPORATION



                          By: /s/ Steven H. Smith
                              -------------------
                              Steven H. Smith